UNITED STATES
                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        January 22, 2004
                                                        ----------------

                              BANCFIRST CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           OKLAHOMA                       0-14384                73-1221379
           --------                       -------                ----------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
        incorporation)                  File Number)         Identification No.)

     101 North Broadway, Oklahoma City, Oklahoma                    73102
     -------------------------------------------                    -----
       (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code  (405) 270-1086


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Item 12. Results of Operations and Financial Condition.

      On January 22, 2004, BancFirst Corporation announced its results of operations for the quarter ended December 31, 2003. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BANCFIRST CORPORATION
                                                 (Registrant)

Date January 22, 2004                      /s/ Randy P. Foraker
                                           -------------------------------------
                                                    (Signature)
                                           Randy P. Foraker
                                           Senior Vice President and Controller;
                                           Assistant Secretary/Treasurer
                                           (Principal Accounting Officer)

                                  Exhibit Index

Exhibit Number
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99.1     Press Release, dated January 22, 2004, issued by BancFirst Corporation.


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